                                                               EXHIBIT 10
AMENDMENT NO. 7 TO AMENDED AND RESTATED REDUCING REVOLVING LOAN AGREEMENT

          This Amendment No. 7 to Amended and Restated Reducing Revolving Loan Agreement (this "Amendment") dated as of August 30, 2002 is entered into with reference to the Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto and Bank of America, N.A. (under its former name, Bank of America National Trust and Savings Association), as Administrative Agent (as amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement. Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 11.2 of the Loan Agreement, agree as follows:

            1.     Amendment to Negative Pledge. Section 6.8 of the Loan Agreement is hereby amended to add a new clause (h) thereto, to read in full as follows:

"(h) Liens on deposits made by ANJI in an aggregate principal amount outstanding at any time not to exceed $2,500,000 with the Casino Reinvestment Development Authority (or a trustee) to secure the obligations of the Casino Reinvestment Development Authority in respect of bonds issued thereby."

            2.     Amendments to Subsidiary Indebtedness Limitation. Section 6.17 of the Loan Agreement is hereby amended to read in full as follows (with the added text shown as underlined and in bold for the convenience of the reader):

"6.17 Subsidiary Indebtedness. Permit (whether or not otherwise permitted under Section 6.9) any Significant Subsidiary to create, incur, assume or suffer to exist any Indebtedness or Guaranty Obligation, except (a) Indebtedness and Guaranty Obligations in existence on the Closing Date, (b) the Subsidiary Guaranty, (c) Indebtedness owed to Borrower or another Restricted Subsidiary, (d) Capital Lease and purchase money obligations of a Restricted Subsidiary in respect of Property used by that Subsidiary, (e) Indebtedness permitted under Section 6.9(d) and (f) other Indebtedness incurred in the ordinary course of business not in excess, with respect to any Significant Subsidiary, of $500,000 provided that, in addition thereto, ANJI may incur Indebtedness and Guaranty Obligations consisting of a pledge of funds by ANJI which are in an aggregate principal amount outstanding at any time not in excess of $2,500,000 and which are deposited with the Casino Reinvestment Development Authority (or a trustee) in support of bonds issued by the Casino Reinvestment Development Authority."

            3.     Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

          (i)     Counterparts of this Amendment executed by all parties hereto;

          (ii)    Written consent of each of the Significant Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

          (iii)   Written consent of the Requisite Lenders as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

            4.     Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

            5.     Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

            IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

AZTAR CORPORATION By NEIL CIARFALIA Neil Ciarfalia Treasurer [Printed Name and Title]	BANK OF AMERICA, N.A., as Administrative Agent By: JANICE HAMMOND Janice Hammond Title: Vice President [Printed Name and Title]

Exhibit A to Amendment CONSENT OF SUBSIDIARY GUARANTORS

           Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement").

           Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of Amendment No. 7 to the Loan Agreement.

           Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.

Dated:  August 30    , 2002

HOTEL RAMADA OF NEVADA

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

AZTAR DEVELOPMENT CORPORATION

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

AZTAR INDIANA GAMING CORPORATION

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

RAMADA NEW JERSEY, INC.

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

ATLANTIC-DEAUVILLE INC.

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

ADAMAR GARAGE CORPORATION

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

AZTAR MISSOURI GAMING CORPORATION By: N.W. ARMSTRONG JR. Nelson W. Armstrong, Jr. Title: Vice President & Secretary	AZTAR INDIANA GAMING COMPANY, LLC By: Aztar Riverboat Holding Company, LLC, its Managing Member By: N.W. ARMSTRONG JR. Nelson W. Armstrong, Jr. Title: Vice President & Secretary

RAMADA NEW JERSEY HOLDINGS
CORPORATION

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

MANCHESTER MALL, INC.

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

RAMADA EXPRESS, INC.

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

ADAMAR OF NEW JERSEY, INC.

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

AZTAR RIVERBOAT HOLDING
COMPANY, LLC

By: Aztar Indiana Gaming Corporation, an Indiana corporation, its Member

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary
       [Printed Name and Title]

By: Aztar Missouri Gaming Corporation, a Missouri corporation, its Member

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary
       [Printed Name and Title]

AZTAR MISSOURI RIVERBOAT GAMING
COMPANY, LLC

By: Aztar Riverboat Holding
    Company, LLC,
    its Managing Member

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

ADAMAR OF NEVADA

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

TROPICANA REAL ESTATE COMPANY,
LLC

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

TROPICANA DEVELOPMENT COMPANY, LLC By: N.W. ARMSTRONG JR. Nelson W. Armstrong, Jr. Title: Vice President & Secretary

Exhibit B to Amendment CONSENT OF LENDER

           Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement").

           The undersigned Lender hereby consents to the execution and delivery of Amendment No. 7 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Date: August 30, 2002
Bank of America, N.A. [Name of Institution] By SCOTT L. FABER Scott L. Faber Managing Director [Printed Name and Title]

Date: August 20, 2002
Bank of Scotland [Name of Institution] By JOSEPH FRATUS Joseph Fratus First Vice President [Printed Name and Title]

Date: August 28, 2002
Deutsche Bank/Bankers Trust [Name of Institution] By STEVEN P. LAPHAM Steven P. Lapham Director [Printed Name and Title]

Date: August 21, 2002
Comerica West Incorporated [Name of Institution] By MEI LING CHUA Mei Ling Chua Account Officer [Printed Name and Title]

Date: August 23, 2002
Credit Lyonnais New York Branch [Name of Institution] By DIANNE M. SCOTT Dianne M. Scott Senior Vice President [Printed Name and Title]

Date: August 30, 2002
Fleet National Bank [Name of Institution] By JOHN HARRISON, John Harrison SVP [Printed Name and Title]

Date: August 30, 2002
Societe Generale [Name of Institution] By THOMAS K. DAY Thomas K. Day Managing Director [Printed Name and Title]

Date: August 28, 2002
Wells Fargo Bank, N.A. [Name of Institution] By CANDACE BORREGO Candace Borrego AVP [Printed Name and Title]